Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Mid Cap Value Fund

(the “Fund”)

Supplement dated September 10, 2026, to the Fund’s Summary Prospectus dated October 1, 2025, as supplemented and amended to date

At a meeting held on August 5, 2026 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (the “Company”) approved an amendment to the Investment Sub-Advisory Agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of Boston Partners Global Investors, Inc. (“Boston Partners”) and Wellington Management Company LLP (“Wellington”) with respect to the Fund, to reduce the fee payable by VALIC to both Boston Partners and Wellington with respect to the Fund.

At the Meeting, the Board also approved the Fourth Amended and Restated Master Advisory Fee Waiver Agreement between VALIC and the Company, on behalf of the Fund, for a one-year period ending September 30, 2027, pursuant to which VALIC has agreed to waive a portion of the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.730% on the first $100 million, 0.705% on the next $150 million, 0.680% on the next $250 million, 0.655% on the next $250 million and 0.630% on assets over $750 million.

These changes are expected to become effective on or about September 29, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.